UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of report (Date of earliest event reported):  November 6, 2011

REEF GLOBAL ENERGY VIII, L.P.

(Exact name of registrant as specified in its charter)

Nevada	333-122935-03	20-5209097
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1901 N. Central Expressway, Suite 300, Richardson, Texas 75080

(Address of principal executive offices)

(972) 437-6792

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01          Other Events.

Reef Exploration, L.P. (“RELP”), an affiliate of Reef Oil & Gas Partners, L.P., the managing general partner of Reef Global Energy VIII, L.P., reports that H. Walt Dunagin, an officer of RELP, passed away on November 6, 2011.  Prior to his death, Mr. Dunagin served as Executive Vice President and Land Manager of RELP since January 2006 and had served in that capacity with its predecessor entity, OREI, Inc., since 1990.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 10, 2011

Reef Global Energy VIII, L.P.
(Registrant)

By:	Reef Oil & Gas Partners, L.P.
Managing General Partner

By:	Reef Oil & Gas Partners, GP, LLC
Its general partner

By:	/s/ Michael J. Mauceli
Michael J. Mauceli
Manager